PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Jonathan Wolf
Galai Communications Public Relations
+972 (0) 3-613-52-48
yoni@galaipr.com

Mellanox Reports Continued Growth and Record Revenues for Full-Year 2016
2016 Growth of 30% equaled record of $857.5 Million
Fourth Quarter InfiniBand Revenues Grew 10% Sequentially, EDR up 59% Sequentially
Strong Adoption of 25/50/100 Gigabit Ethernet Solutions, Ethernet equaled 37% of total revenues in 2016

SUNNYVALE, Calif. and YOKNEAM, ISRAEL - February 1, 2017 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its fourth quarter ended December 31, 2016.

“During the fourth quarter we saw continued sequential growth in our InfiniBand business, driven by robust customer adoption of our 100 Gigabit EDR solutions into artificial intelligence, machine learning, high-performance computing, storage, database and more. Our quarterly, and full-year 2016 results, highlight InfiniBand’s continued leadership in high-performance interconnects,” said Eyal Waldman, president and CEO of Mellanox Technologies. “Customer adoption of our 25, 50, and 100 gigabit

Ethernet solutions continued to grow in the fourth quarter. Adoption of Spectrum Ethernet switches by customers worldwide generated positive momentum exiting 2016. Our fourth quarter and full-year 2016 results demonstrate Mellanox’s diversification, and leadership in both Ethernet and InfiniBand. We anticipate growth in 2017 from all Mellanox product lines.”

Fourth Quarter and Fiscal 2016 Highlights

•	Revenues were $221.7 million in the fourth quarter, and $857.5 million in fiscal year 2016.

•	GAAP gross margins were 66.8 percent in the fourth quarter, and 64.8 percent in fiscal year 2016.

•	Non-GAAP gross margins were 71.9 percent in the fourth quarter, and 71.6 percent in fiscal year 2016.

•	GAAP operating income was $13.4 million, or 6.0 percent of revenue, in the fourth quarter, and operating income was $30.6 million, or 3.6 percent of revenue, in fiscal year 2016.

•	Non-GAAP operating income was $44.4 million, or 20.0 percent of revenue, in the fourth quarter, and $180.4 million, or 21.0 percent of revenue, in fiscal year 2016.

•	GAAP net income was $9.0 million in the fourth quarter, and $18.5 million in fiscal year 2016.

•	Non-GAAP net income was $41.3 million in the fourth quarter, and $169.5 million in fiscal year 2016.

•	GAAP net income per diluted share was $0.18 in the fourth quarter, and $0.37 in fiscal year 2016.

•	Non-GAAP net income per diluted share was $0.82 in the fourth quarter, and $3.43 in fiscal year 2016.

•	$54.0 million in cash was provided by operating activities during the fourth quarter.

•	$196.1 million in cash was provided by operating activities during fiscal year 2016.

•	Cash and investments totaled $328.4 million at December 31, 2016.

First Quarter 2017 Outlook
We currently project:

•	Quarterly revenues of $200 million to $210 million

•	Non-GAAP gross margins of 71 percent to 72 percent

•	An increase in non-GAAP operating expenses of 3 percent to 5 percent

•	Share-based compensation expense of $15.8 million to $16.3 million

•	Non-GAAP diluted share count of 50.3 million to 50.8 million shares

Recent Mellanox Press Release Highlights

•	December 12, 2016	Mellanox 25G/100G Ethernet Solutions Enables Artificial Intelligence Speech Recognition Technology at iFLYTEK
•	December 6, 2016	Mellanox Announces Record Breaking Performance Enabling Stateful Packet Processing at 400Gb/s with the NPS-400 Network Processor
•	December 5, 2016	Mellanox's EDR 100Gb/s InfiniBand Accelerates the Largest National Institute of Health Supercomputer
•	November 15, 2016	Mellanox Technologies Receives Six HPCwire Readers’ and Editors’ Choice Awards at the Supercomputing Conference
•	November 14, 2016	Mellanox InfiniBand to Accelerate the New National Computational Infrastructure (NCI) Supercomputer
•	November 14, 2016	Mellanox Drives Virtual Reality To New Levels With Breakthrough Performance
•	November 14, 2016	InfiniBand Chosen by Nearly 4X More End-Users Versus Proprietary Offerings in 2016 as Shown on the TOP500 Supercomputers List
•	November 10, 2016	Mellanox Announces 200Gb/s HDR InfiniBand Solutions Enabling Record Levels of Performance and Scalability
•	November 2, 2016	Mellanox Launches Open Source Software Initiative for Routers, Load Balancers, and Firewalls
•	November 1, 2016	Mellanox Multi-Host Technology Reshapes Data Center Economics

Conference Call
Mellanox will hold its fourth quarter 2016 financial results conference call today at 2 p.m. Pacific Time (5 P.M. Eastern Time) to discuss the Company’s financial results. To listen to the call, dial +1-877-876-9176, or for investors outside the U.S., +1-785-424-1667, approximately ten minutes prior to the start time.
The Mellanox financial results conference call will be available, via live webcast, on the investor relations section of the Mellanox website at: http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.

About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance.

Mellanox offers a choice of high performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage, network security, telecom and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments, and income tax effects and adjustments because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investor Relations” section on our website.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ended March 31, 2017, statements related to trends in the market for our solutions and services, opportunities for our company in 2017 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line,

customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 26, 2016. All forward-looking statements in this press release, including the outlook for the three months ended March 31, 2017, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Total revenues	$221,676	$176,940	$857,498	$658,140
Cost of revenues	73,507	51,815	301,986	189,209
Gross profit	148,169	125,125	555,512	468,931
Operating expenses:
Research and development	85,651	65,620	322,620	252,175
Sales and marketing	35,568	26,698	133,780	97,438
General and administrative	13,589	12,897	68,522	44,212
Total operating expenses	134,808	105,215	524,922	393,825
Income from operations	13,361	19,910	30,590	75,106
Interest expense	(1,944)	—	(7,352)	—
Other income (loss), net	108	592	1,090	(524)
Interest and other, net	(1,836)	592	(6,262)	(524)
Income before taxes on income	11,525	20,502	24,328	74,582
(Provision for) benefit from taxes on income	(2,530)	22,696	(5,810)	18,312
Net income	$8,995	$43,198	$18,518	$92,894
Net income per share — basic	$0.18	$0.92	$0.38	$2.00
Net income per share — diluted	$0.18	$0.90	$0.37	$1.94
Shares used in computing net income per share:
Basic	48,926	46,978	48,145	46,365
Diluted	49,971	48,221	49,523	47,778

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$8,995	$43,198	$18,518	$92,894
Adjustments:
Share-based compensation expense:
Cost of revenues	602	617	2,375	2,366
Research and development	10,156	7,317	40,474	28,821
Sales and marketing	3,809	2,544	15,183	10,309
General and administrative	2,615	2,452	13,086	9,268
Total share-based compensation expense	17,182	12,930	71,118	50,764
Amortization of acquired intangibles:
Cost of revenues	10,640	2,073	48,119	7,694
Research and development	196	195	781	779
Sales and marketing	2,230	196	7,713	1,173
Total amortization of acquired intangibles	13,066	2,464	56,613	9,646
Settlement and other (income) expense:
General and administrative	(125)	—	4,981	—
Total settlement and other (income) expense	(125)	—	4,981	—
Acquisition related charges:
Cost of revenues	—	—	8,261	—
Research and development	787	225	1,834	2,118
Sales and marketing	—	—	206	450
General and administrative	97	1,078	6,844	1,820
Total acquisition related charges	884	1,303	17,145	4,388
Impairment of investment in a privately-held company	—	—	—	3,189
Tax effects and adjustments	1,294	(22,410)	1,086	(22,410)
Non-GAAP net income	$41,296	$37,485	$169,461	$138,471

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$221,676	$176,940	$857,498	$658,140
GAAP gross profit	148,169	125,125	555,512	468,931
GAAP gross margin	66.8%	70.7%	64.8%	71.3%
Share-based compensation expense	602	617	2,375	2,366
Amortization of acquired intangibles	10,640	2,073	48,119	7,694
Acquisition related charges	—	—	8,261	—
Non-GAAP gross profit	$159,411	$127,815	$614,267	$478,991
Non-GAAP gross margin	71.9%	72.2%	71.6%	72.8%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$134,808	$105,215	$524,922	$393,825
Share-based compensation expense	(16,580)	(12,313)	(68,743)	(48,398)
Amortization of acquired intangibles	(2,426)	(391)	(8,494)	(1,952)
Settlement and other income (expense)	125	—	(4,981)	—
Acquisition related charges	(884)	(1,303)	(8,884)	(4,388)
Non-GAAP operating expenses	$115,043	$91,208	$433,820	$339,087

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$13,361	$19,910	$30,590	$75,106
Share-based compensation expense	17,182	12,930	71,118	50,764
Settlement and other (income) expense:	(125)	—	4,981	—
Amortization of acquired intangibles	13,066	2,464	56,613	9,646
Acquisition related charges	884	1,303	17,145	4,388
Non-GAAP income from operations	$44,368	$36,607	$180,447	$139,904

Shares used in computing GAAP diluted earnings per share	49,971	48,221	49,523	47,778
Adjustments:
Effect of dilutive securities under GAAP*	(1,045)	(1,243)	(1,378)	(1,413)
Total options vested and exercisable	1,217	1,546	1,217	1,546
Shares used in computing non-GAAP diluted earnings per share	50,143	48,524	49,362	47,911

GAAP diluted net income per share	$0.18	$0.90	$0.37	$1.94
Adjustments:
Share-based compensation expense	0.33	0.27	1.44	1.06
Amortization of acquired intangibles	0.26	0.04	1.14	0.20
Settlement and other expense	—	—	0.10	—
Acquisition related charges	0.02	0.02	0.34	0.09
Impairment of investment in a privately-held company	—	—	—	0.07
Tax effects and adjustments	0.03	(0.46)	0.02	(0.47)
Effect of dilutive securities under GAAP*	0.02	0.02	0.10	0.09
Total options vested and exercisable	(0.02)	(0.02)	(0.08)	(0.09)
Non-GAAP diluted net income per share	$0.82	$0.77	$3.43	$2.89

* This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options and RSUs had been issued under the Treasury method.

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	December 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$56,780	$263,199
Short-term investments	271,661	247,314
Accounts receivable, net	139,918	84,273
Inventories	65,523	62,473
Other current assets	17,346	19,979
Total current assets	551,228	677,238
Property and equipment, net	118,585	100,018
Severance assets	15,870	9,514
Intangible assets, net	278,031	32,154
Goodwill	471,228	200,743
Deferred taxes and other long-term assets	36,713	33,715
Total assets	$1,471,655	$1,053,382

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,683	$44,600
Accrued liabilities	105,042	74,787
Deferred revenue	24,364	17,743
Current portion of term debt	23,628	—
Total current liabilities	210,717	137,130
Accrued severance	19,874	12,464
Deferred revenue	15,968	12,439
Term debt	218,786	—
Other long-term liabilities	30,580	24,668
Total liabilities	495,925	186,701
Shareholders' equity:
Ordinary shares	209	200
Additional paid-in capital	774,605	684,824
Accumulated other comprehensive loss	(928)	(1,669)
Retained earnings	201,844	183,326
Total shareholders’ equity	975,730	866,681
Total liabilities and shareholders’ equity	$1,471,655	$1,053,382

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Year ended December 31,
	2016	2015
Cash flows from operating activities:
Net income	$18,518	$92,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	97,731	41,372
Deferred income taxes	809	(22,607)
Share-based compensation	66,309	50,764
Gain on short-term investments	(1,774)	(3,000)
Excess tax benefit from share-based compensation	46	(53)
Impairment of investment in a privately-held company	—	3,189
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	(39,481)	(19,351)
Inventories	8,263	(24,735)
Prepaid expenses and other assets	6,948	(2,619)
Accounts payable	11,480	3,750
Accrued liabilities and other liabilities	27,261	30,884
Net cash provided by operating activities	196,110	150,488

Cash flows from investing activities:
Purchase of severance-related insurance policies	(1,172)	(743)
Purchase of short-term investments	(300,858)	(219,459)
Proceeds from sales of short-term investments	237,764	179,700
Proceeds from maturities of short-term investments	149,725	129,279
Purchase of property and equipment	(42,976)	(48,601)
Restricted cash	—	3,604
Purchase of intangible assets	(7,962)	(210)
Purchase of investments in privately-held companies	(4,982)	—
Acquisitions, net of cash acquired of $87.5 million	(693,692)	—
Net cash provided by (used) in investing activities	(664,153)	43,570

Cash flows from financing activities:
Proceeds from term debt	280,000	—
Principal payments on term debt	(34,000)	—
Term debt issuance costs	(5,521)	—
Principal payments on capital lease and intangible assets obligations	(1,364)	(1,105)
Proceeds from issuances of ordinary shares through employee equity incentive plans	22,555	18,867
Excess tax benefit from share-based compensation	(46)	53
Net cash provided by financing activities	261,624	17,815

Net increase (decrease) in cash and cash equivalents	(206,419)	211,873
Cash and cash equivalents at beginning of period	263,199	51,326
Cash and cash equivalents at end of period	$56,780	$263,199